Exhibit 99.4

Unaudited Pro forma Condensed Combined Financial Statements

On July 21, 2006, Ambassadors International, Inc. (“Ambassadors”) completed its acquisition of Bellingham Marine Industries, Inc. through the acquisition of the outstanding capital stock of Nishida Tekko America Corporation (“NTAC”). The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the completed acquisition, which was accounted for as a purchase. We refer to NTAC and its subsidiaries on a consolidated basis as “Bellingham Marine.”

The unaudited pro forma condensed combined balance sheet as of June 30, 2006, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2005, the six months ended June 30, 2006, and the three months ended June 30, 2006, are presented herein. The unaudited pro forma condensed combined balance sheet was prepared using the unaudited balance sheets of Ambassadors and Bellingham Marine as of June 30, 2006. The unaudited pro forma condensed combined statements of operations were prepared using the historical statements of operations of Ambassadors and Bellingham Marine for the year ended December 31, 2005, and the unaudited statements of operations of Ambassadors and Bellingham Marine for the three and six months ended June 30, 2006.

The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had been completed on June 30, 2006, and combines the unaudited condensed balance sheets of Ambassadors and Bellingham Marine. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2005 gives effect to the acquisition as if it had occurred on January 1, 2005.

The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes and do not purport to represent what the financial position or results of operations actually would have been if the events described above occurred as of the dates indicated or what such financial position or results would be for any future periods. The unaudited pro forma condensed combined financial statements, and the accompanying notes, are based upon the respective historical consolidated and combined financial statements of Ambassadors and Bellingham Marine, and should be read in conjunction with Ambassadors’ historical financial statements and related notes, Ambassadors’ “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Ambassadors’ Annual Report on Form 10-K for the year ended December 31, 2005 and Ambassadors’ Periodic Report on Form 10-Q for the quarterly periods ended June 30, 2006 and March 31, 2006; and Bellingham Marine’s financial statements presented herein.

Ambassadors International, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2006

(in thousands)

	Ambassadors	Bellingham Marine	Pro Forma Adjustments		Pro Forma Combined
	(As Reported)
	(unaudited)
Assets:
Current assets:
Cash and cash equivalents	$35,661	$1,717	$(13,350	)(A)	$24,028
Available-for-sale securities	58,390	—	—		58,390
Accounts receivable, net	7,757	16,402	—		24,159
Costs and estimated earnings in excess of billings on uncompleted contracts	—	6,908	—		6,908
Premiums receivable	15,807	—	—		15,807
Deferred policy acquisition costs	1,348	—	—		1,348
Reinsurance recoverable	1,470	—	—		1,470
Prepaid reinsurance premiums	968	—	—		968
Inventory	1,926	1,880	—		3,806
Deferred income taxes	138	240	—		378
Prepaid program costs and other current assets	9,598	1,586	—		11,184

Total current assets	133,063	28,733	(13,350)		148,446
Property, plant and equipment, net	100,622	5,379	150	(B)	106,151
Goodwill	9,181	—	1,690	(E)	10,871
Note receivable	5,000	—	—		5,000
Other intangibles	1,250	—	—		1,250
Deferred income taxes	2,444	252	—		2,696
Other assets	2,282	—	—		2,282

Total assets	$253,842	$34,364	$(11,510)		$276,696

Liabilities:
Current liabilities:
Accounts payable	$6,809	$8,935	$—		$15,744
Participant and passenger deposits	41,695	—	—		41,695
Billings in excess of costs and estimated earnings on uncompleted contracts	—	5,116	—		5,116
Accrued and other expenses	4,702	2,672	—		7,374
Loss and loss adjustment expense reserves	10,761	—	—		10,761
Unearned premiums	4,905	—	—		4,905
Deferred gain on retroactive reinsurance	80	—	—		80
Current portion of long-term debt	4,229	4,951	(1,200	)(C)	7,980

Total current liabilities	73,181	21,674	(1,200)		93,655
Long-term debt, net of current portion	71,106	7,112	(5,290	)(C)	72,928
Non-current participant deposits	308	—	—		308

Total liabilities	144,595	28,786	(6,490)		166,891

Stockholders’ equity:
Preferred stock	—	—	—		—
Common stock	105	205	(205	)(D)	105
Additional paid-in capital	94,846	—	—		94,846
Retained earnings	14,347	5,056	(5,056	)(D)	14,347
Foreign currency translation	—	558	—		558
Due from affiliate	—	(241)	241	(D)	—
Accumulated other comprehensive loss	(51)	—	—		(51)

Total stockholders’ equity	109,247	5,578	(5,020)		109,805

Total liabilities and stockholders’ equity	$253,842	$34,364	$(11,510)		$276,696

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Ambassadors International, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2005

(in thousands, except per share data)

	Ambassadors	American West Cruises	Pro Forma Adjustments		Pro Forma Combined	DNC Vessel Management	Pro Forma Adjustments		Pro Forma Combined	Bellingham Marine	Pro Forma Adjustments		Pro Forma Combined
	(As Reported)				(As Reported)
Revenues:
Travel, incentive and event related	$14,281	$—	$—		$14,281	$—	$—		$14,281	$—	$—		$14,281
Net insurance premiums earned	11,456	—	—		11,456	—	—		11,456	—	—		11,456
License fees and other	1,203	—	—		1,203	—	—		1,203	—	—		1,203
Cruise revenue	—	37,429	—		37,429	79,443	—		116,872	—	—		116,872
Marine revenue	—	—	—		—	—	—		—	77,654	—		77,654

	26,940	37,429	—		64,369	79,443	—		143,812	77,654	—		221,466

Costs and operating expenses:
Cost of software and technology related sales	524	—	—		524	—	—		524	—	—		524
Cost of cruise revenue	—	23,539	(2,485	)(G)	21,054	60,365	(1,814	)(G)	79,605	—	—		79,605
Cost of marine revenue	—	—	—		—	—	—		—	60,637	—		60,637
Selling and tour promotion	3,144	7,956	—		11,100	28,486	—		39,586	—	—		39,586
General and administrative	12,534	5,606	(105	)(G)	18,035	—	—		18,035	11,639	10	(G)	29,684
Loss and loss adjustment expenses	6,051	—	—		6,051	—	—		6,051	—	—		6,051
Insurance acquisition costs and other operating expenses	4,563	—	—		4,563	—	—		4,563	—	—		4,563
Impairment charge	—	—	—		—	37,128	(37,128	)(F)	—	—	—		—
Other selling expenses	—	2,222	—		2,222	—	—		2,222	—	—		2,222

	26,816	39,323	(2,590)		63,549	125,979	(38,942)		150,586	72,276	10		222,872

Operating income (loss)	124	(1,894)	2,590		820	(46,536)	38,942		(6,774)	5,378	(10)		(1,406)

Other income (expense):
Interest and dividend income	3,048	191	(158	)(H)	3,081	—	(140	)(H)	2,941	24	(534	)(H)	2,431
Realized gain on sale of available-for-sale securities	34	—	—		34	—	—		34	—	—		34
Interest expense	—	(3,137)	1,177	(K)	(1,960)	(3,704)	860	(K)	(4,804)	(257)	—		(5,061)
Other, net	1,047	720	—		1,767	58	—		1,825	253	—		2,078

	4,129	(2,226)	1,019		2,922	(3,646)	720		(4)	20	(534)		(518)

Income (loss) before income taxes	4,253	(4,120)	3,609		3,742	(50,182)	39,662		(6,778)	5,398	(544)		(1,924)
Provision (benefit) for income taxes	1,111	—	(197	)(I)	914	—	(4,049	)(I)	(3,135)	2,209	(209	)(I)	(1,135)

Net income (loss)	$3,142	(4,120)	3,806		2,828	(50,182)	43,711		(3,643)	3,189	(335)		(789)

Earnings (loss) per share:
Basic	$0.30				$0.27				$(0.35)				$(0.08)

Diluted	$0.30				$0.26				$(0.35)				$(0.08)

Weighted-average common shares outstanding:
Basic	10,321		—		10,321		—		10,321		—		10,321

Diluted	10,597		250	(J)	10,847		(526	)(J)(L)	10,321		—		10,321

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Ambassadors International, Inc.

Unaudited Condensed Combined Statement of Operations

For the Year Ended December 31, 2005

(in thousands)

	BMI	NTA	Consolidation Eliminations	Bellingham Marine
	(As Reported)		(unaudited)
Revenues:
Marine revenue	$77,556	$98	$—	$77,654

Costs and operating expenses:
Cost of marine revenue	60,553	84	—	60,637
General and administrative	11,329	310	—	11,639

	71,882	394	—	72,276

Operating income (loss)	5,674	(296)	—	5,378

Other income (expense):
Interest and dividend income	24	28	(28)	24
Investment income in unconsolidated subsidiary	—	1,669	(1,669)	—
Interest expense	(262)	(23)	28	(257)
Other, net	253	—	—	253

	15	1,674	(1,669)	20

Income (loss) before income taxes	5,689	1,378	(1,669)	5,398
Provision (benefit) for income taxes	2,283	568	(642)	2,209

Net income (loss)	$3,406	$810	$(1,027)	$3,189

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Ambassadors International, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Six Months Ended June 30, 2006

(in thousands, except per share data)

	Ambassadors	Bellingham Marine	Pro Forma Adjustments		Pro Forma Combined
	(unaudited)
Revenues:
Travel, incentive and event related	$7,102	$—	$—		$7,102
Net insurance premiums earned	5,020	—	—		5,020
License fees and other	275	74	—		349
Cruise revenue	26,288	—	—		26,288
Marine revenue	2,420	38,123	—		40,543

	41,105	38,197	—		79,302

Costs and operating expenses:
Cost of cruise revenue	16,932	—	—		16,932
Cost of marine revenue	1,082	31,070	—		32,152
Selling and tour promotion	9,934	—	—		9,934
General and administrative	12,625	5,947	5	(G)	18,577
Depreciation and amortization	2,133	—	—		2,133
Loss and loss adjustment expenses	2,857	—	—		2,857
Insurance acquisition costs and other operating expenses	2,033	—	—		2,033

	47,596	37,017	5		84,618

Operating income (loss)	(6,491)	1,180	(5)		(5,316)

Other income (expense):
Interest and dividend income	1,800	156	(300	)(H)	1,656
Realized gain on sale of available-for-sale securities	747	—	—		747
Interest expense	(2,013)	(509)	225	(K)	(2,297)
Other, net	89	—	—		89

	623	(353)	(75)		195

Income (loss) before income taxes	(5,868)	827	(80)		(5,121)
Provision (benefit) for income taxes	(2,280)	576	(31	)(I)	(1,735)

Net income (loss)	$(3,588)	$251	$(49)		$(3,386)

Loss per share:
Basic	$(0.34)				$(0.32)

Diluted	$(0.34)				$(0.32)

Weighted-average common shares outstanding:
Basic	10,597		—		10,597

Diluted	10,597		—		10,597

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Ambassadors International, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended June 30, 2006

(in thousands, except per share data)

	Ambassadors	Bellingham Marine	Pro Forma Adjustments		Pro Forma Combined
	(As Reported)
	(unaudited)
Revenues:
Travel, incentive and event related	$2,910	$—	$—		$2,910
Net insurance premiums earned	2,536	—	—		2,536
License fees and other	198	17	—		215
Cruise revenue	21,769	—	—		21,769
Marine revenue	2,250	20,177	—		22,427

	29,663	20,194	—		49,857

Costs and operating expenses:
Cost of cruise revenue	12,228	—	—		12,228
Cost of marine revenue	1,082	16,086	—		17,168
Selling and tour promotion	3,654	—	—		3,654
General and administrative	7,781	3,128	3	(G)	10,912
Depreciation and amortization	856	—	—		856
Loss and loss adjustment expenses	1,492	—	—		1,492
Insurance acquisition costs and other operating expenses	990	—	—		990

	28,083	19,214	3		47,300

Operating income (loss)	1,580	980	(3)		2,557

Other income (expense):
Interest and dividend income	894	155	(150	)(H)	899
Realized gain on sale of available-for-sale securities	735	—	—		735
Interest expense	(728)	(334)	113	(K)	(949)
Other, net	146	—	—		146

	1,047	(179)	(37)		831

Income (loss) before income taxes	2,627	801	(40)		3,388
Provision (benefit) for income taxes	967	407	(15	)(I)	1,359

Net income (loss)	$1,660	$394	$(25)		$2,029

Earnings per share:
Basic	$0.15				$0.19

Diluted	$0.15				$0.18

Weighted-average common shares outstanding:
Basic	10,898		—		10,898

Diluted	11,376		—		11,376

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

Ambassadors International, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1. Basis of Presentation

The unaudited pro forma condensed combined financial statements of Ambassadors International, Inc. (“Ambassadors”) give effect to the acquisition of Bellingham Marine as if it had been completed on January 1, 2005. The unaudited pro forma condensed combined balance sheet as of June 30, 2006 gives effect to the acquisition of Bellingham Marine as if it had occurred on June 30, 2006. On January 13, 2006, Ambassadors acquired American West Steamboat Company LLC, EN Boat LLC and QW Boat Company LLC (collectively, “American West Cruises”). The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations as of June 30, 2006 include American West Cruises as of January 13, 2006. Due to the insignificance of operations from January 1, 2006 through the date of acquisition, this period has been excluded from the June 30, 2006 pro forma financial statements. On April 25, 2006, Ambassadors acquired the assets of DNC Vessel Management, Inc. (“DNC”). In our presentation of the pro forma financial statements for the period ended June 30, 2006, we have included an approximation of the results for the period from April 3, 2006 through the date of acquisition in our adjustments, and for the period of January 1, 2006 through April 2, 2006, we have used the unaudited statement of operations of DNC.

The unaudited pro forma condensed combined statements of operations and unaudited pro forma condensed combined balance sheet were derived by adjusting Ambassadors’ historical financial statements for the acquisition of Bellingham Marine. The unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statement of operations are provided for informational purposes only and should not be construed to be indicative of Ambassadors’ financial position or results of operations had the transaction been consummated on the dates indicated and do not project Ambassadors’ financial position or results of operations for any future period or date.

The unaudited pro forma condensed combined balance sheet and unaudited condensed combined statements of operations and accompanying notes should be read in conjunction with Ambassadors’ historical financial statements and related notes, Ambassadors’ “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in Ambassadors’ Annual Report on Form 10-K for the year ended December 31, 2005 and Ambassadors’ Periodic Report on Form 10-Q for the quarterly periods ended June 30, 2006 and March 31, 2006; and Bellingham Marine’s financial statements presented herein.

Note 2. Preliminary Purchase Price

The unaudited pro forma condensed combined financial statements reflect an estimated purchase price of approximately $13,350,000. The preliminary purchase price for the acquisition is as follows (in thousands):

Cash consideration	$13,000
Estimated acquisition costs	350

Preliminary purchase price	$13,350

The final purchase price is dependent on the actual final direct acquisition costs.

Based on the estimated purchase price, the preliminary purchase price allocation, subject to change pending completion of our final valuation and analysis, is as follows (in thousands):

Tangible assets	$34,514
Goodwill (a)	1,690

Total assets acquired	36,204
Liabilities assumed	(22,854)

Net assets acquired	$13,350

(a)	Goodwill represents the excess of the purchase price over the fair value of the net assets acquired.

Note 3. Pro Forma Adjustments

The following pro forma adjustments are based upon management’s preliminary estimates of the value of the tangible and intangible assets acquired. These estimates are subject to finalization.

(A)	To record cash paid by Ambassadors as part of the transaction and estimated costs associated with the acquisition.

(B)	To record the estimated fair value of the acquired property and equipment.

(C)	To reflect current and long-term debt assumed in the transaction.

(D)	To eliminate Bellingham Marine’s historical equity and related party payable accounts.

(E)	To record as goodwill the excess of the purchase price over the estimated fair value of net tangible assets acquired and liabilities assumed.

(F)	To adjust impairment charge based on the fair value and estimated lives assigned to property and equipment in our preliminary purchase price allocation.

(G)	To adjust depreciation expense based on the fair value and estimated lives assigned to property and equipment in our preliminary purchase price allocation.

(H)	To reduce interest income associated with the cash paid in the transaction had the transaction been completed on January 1, 2005.

(I)	To record the estimated tax effect of the pro forma adjustments. American West Cruises and DNC Vessel Management, Inc. have elected to be taxed as separate limited liability companies for federal income tax purposes. The estimated tax rate was calculated using the federal statutory rate of 34.0% plus a net state income tax rate of 4.49% for the year ended December 31, 2005 and three and six months ended June 30, 2006.

(J)	To reflect the contingent consideration associated with the 250,000 and 100,000 common shares of Ambassadors’ stock potentially to be issued to the sellers in the American West Cruises and DNC Vessel Management, Inc. transactions, respectively.

(K)	To eliminate interest expense related to debt extinguished at date of acquisition.

(L)	To reflect the diluted shares outstanding for antidilutive effects as of the end of the period subsequent to the pro forma adjustment noted in J.